THE BREMER FUNDS

Supplement dated September 13, 2006

to Prospectus dated January 28, 2006

Proposed Reorganization of the Funds

The Board of Directors of the Funds has approved the reorganization of the Bremer Growth Stock Fund and the Bremer Bond Fund with funds advised by T. Rowe Price Associates, Inc. The reorganizations will require the approval of the Funds’ shareholders at a special meeting of shareholders. You will receive a notice of the meeting and a combined proxy statement and prospectus describing the proposed reorganizations.

Closure of the Funds

In view of the proposed reorganizations, the Funds will be closed to any purchases at 3:00 p.m. Central time on September 20, 2006. The Funds will not honor any requests to purchase shares received after that time.

Revision to Prospectus Text

The following paragraph replaces the second paragraph in the Prospectus under the heading “Investment Objectives and Policies - Growth Stock Fund:”

The Growth Stock Fund invests substantially all, but at least 80%, of its total assets in common stocks, convertible securities, and other equity securities of companies which typically have an equity market capitalization of at least $1.0 billion. Due to the exposure to equities, the Fund’s net asset value may be subject to greater fluctuations than a portfolio containing a majority of fixed income securities.

Please retain this Supplement with your

Prospectus for future reference.